Summary of Significant Accounting Policies - Future minimum payments on noncancelable leases (Details) - Evolv Technologies Holdings Inc [Member] - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2014
Minimum future leases
2021	$ 3,137	$ 3,636
2022	3,775	3,241
2023	3,033	2,528
2024	1,748	1,254
2025	96	40
Thereafter	60	60
Total	$ 11,849	$ 10,759	$ 100